UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the filing of an amendment to the registration statement on Form S-1 (File No. 333-276998) (the “Amendment No. 1”) registering an offering of common stock of Prairie Operating Co. (the “Company”), the Company hereby incorporates by reference the disclosures set forth under the following captions in Amendment No. 1:

●	“Summary – The Company”

●	“Summary – Summary Combined Proved Reserves and Production Data”

●	“Information About NRO”

The Company is also filing:

●	The report of Cawley, Gillespie & Associates, Inc., dated March 15, 2024, as to the reserves of the Initial Genesis Assets (as described in such report) as of January 31, 2024, set forth as Exhibit 99.1 hereto.

●	The report of Cawley, Gillespie & Associates, Inc., dated March 15, 2024, as to the reserves of the Central Weld Assets (as described in such report) as of January 31, 2024, set forth as Exhibit 99.2 hereto.

●	The report of Cawley, Gillespie & Associates, Inc., dated March 15, 2024, as to the reserves of the Genesis Bolt-on Assets (as described in such report) as of January 31, 2024, set forth as Exhibit 99.3 hereto.

The above referenced disclosures and Exhibits 99.1, 99.2 and 99.3 are being filed hereto to update certain disclosures provided in the Company’s registration statement on Form S-1 (File No. 333-272743), registering the resale of certain of the Company’s securities, and as may be further updated by the Company’s Current Reports on Form 8-K filed hereafter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Report of Cawley, Gillespie & Associates, Inc. dated March 15, 2024, as to the reserves of the Initial Genesis Assets as of January 31, 2024 (incorporated by reference to Exhibit 99.3 of the Company’s Amendment No. 1 to the Registration Statement on Form S-1/A, filed with the SEC on March 20, 2024).
99.2	Report of Cawley, Gillespie & Associates, Inc. dated March 15, 2024, as to the reserves of the Central Weld Assets as of January 31, 2024 (incorporated by reference to Exhibit 99.4 of the Company’s Amendment No. 1 to the Registration Statement on Form S-1/A, filed with the SEC on March 20, 2024).
99.3	Report of Cawley, Gillespie & Associates, Inc. dated March 15, 2024, as to the reserves of the Genesis Bolt-on Assets as of January 31, 2024 (incorporated by reference to Exhibit 99.5 of the Company’s Amendment No. 1 to the Registration Statement on Form S-1/A, filed with the SEC on March 20, 2024).
104	Cover page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.
Date: March 20, 2024
	By:	/s/ Daniel T. Sweeney
Daniel T. Sweeney
General Counsel & Corporate Secretary